American Express Company
Financial Community Meeting

Kenneth Chenault

Chairman and Chief Executive Officer

Doug Buckminster

President, International Consumer Card and Small
Business Services

February 9, 2011

This presentation contains certain non-GAAP financial disclosures, including information regarding the
Company’s “International Business Operations” and information that is reported on a “managed” basis.
International Business Operations (IBO) includes the Company's International Card Services (ICS)
segment as well as the international portions of the Global Commercial Services (GCS) and the Global
Network & Merchant Services (GNMS) segments.  Reconciliations of this information to GAAP information is included in the annexes.  The Company is presenting information on an IBO basis because management believes it presents a useful perspective on the performance of the Company’s international businesses.  International represents the sum of the Europe, Middle East and Africa
(EMEA) region, the Japan, Asia/Pacific and Australia (JAPA) region and the Latin America, Caribbean and Canada (LACC) region to be set forth in the geographic operations footnote to the Company’s 2010 consolidated financial statements.  Due to system limitations related to geographic reporting prior to
2008, the Company is unable to identify the specific nature of the reconciling items related to amounts previously reported in the Company’s financial statements and the IBO basis presentation.  Managed basis assumes no securitization transactions, i.e., all securitized loans and related income effects are reflected as if they were in the Company's balance sheet and income statement, respectively.  The
Company is presenting information on a managed basis because that is the way management views and manages the business.  Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans, and that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business.  These non-GAAP measures are not intended to replace the Company’s GAAP information.

Note Relating to Non-GAAP Financial
Disclosures

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “estimate,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,”
“likely,” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  The Company undertakes no obligation to update or revise any forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:

changes in global economic and business conditions, including consumer and business spending, the availability and cost of credit, unemployment and political conditions, all of which may significantly affect spending on the Card, delinquency rates, loan balances and other aspects of our business and results of operations;

changes in capital and credit market conditions, which may significantly affect the Company’s ability to meet its liquidity needs, access to capital and cost of capital, including  changes in interest rates; changes in market conditions affecting the valuation of our assets; or any reduction in our credit ratings or those of our subsidiaries, which could materially increase the cost and other terms of our funding, restrict our access to the capital markets or result in contingent payments under contracts;

litigation, such as class actions or proceedings brought by governmental and regulatory agencies (including the lawsuit filed against the Company by the U.S. Department of Justice and certain state attorneys general), that could result in (i) the imposition of behavioral remedies against the Company or the Company’s voluntarily making certain changes to its business practices, the effects of which in either case could have a material adverse impact on the Company’s financial performance;  (ii) the imposition of substantial monetary damages in private actions against the Company; and/or (iii) damage to the Company’s global reputation and brand;

the Company’s net interest yield on U.S. cardmember loans not trending over time to historical levels as expected, which will be influenced by, among other things, the effects of the CARD Act (including the regulations requiring the Company to periodically reevaluate APR increases), interest rates, changes in consumer behavior that affect loan balances, such as paydown rates, the Company’s cardmember acquisition strategy, product mix, credit actions, including line size and other adjustments to credit availability, and pricing changes;

legal and regulatory developments wherever we do business, including legislative and regulatory reforms in the United States, such as the Dodd-Frank
Act’s stricter regulation of large, interconnected financial institutions, changes in requirements relating to securitization and the establishment of the
Bureau of Consumer Financial Protection, which could make fundamental changes to many of our business practices or materially affect our capital requirements, results of operations, ability to pay dividends or repurchase our stock; or actions and potential future actions by the FDIC and credit rating agencies applicable to securitization trusts, which could impact the company’s ABS program;

changes in the substantial and increasing worldwide competition in the payments industry, including competitive pressure that may impact the prices we charge merchants that accept our Cards and the success of marketing, promotion or rewards programs;

changes in technology or in our ability to protect our intellectual property (such as copyrights, trademarks, patents and controls on access and distribution), and invest in and  compete at the leading edge of technological developments across our businesses, including technology and intellectual property of third parties whom we rely on, all of which could materially affect our results of operations;

Cautionary Note Regarding Forward-
Looking Statements

data breaches and fraudulent activity, which could damage our brand, increase our costs or have regulatory implications, and changes in regulation affecting privacy and data security under federal, state and foreign law, which could result in higher compliance and technology costs to ourselves or our vendors;

changes in our ability to attract or retain qualified personnel in the management and operation of the company’s business, including any changes that may result from increasing regulatory supervision of compensation practices;

changes in the financial condition and creditworthiness of our business partners, such as bankruptcies, restructurings or consolidations, involving merchants that represent a significant portion of our business, such as the airline industry, or our partners in Global Network Services or financial institutions that we rely on for routine funding and liquidity, which could materially affect our financial condition or results of operations;

uncertainties associated with business acquisitions, including the ability to realize anticipated business retention, growth and cost savings or effectively integrate the acquired business into our existing operations;

the underlying assumptions related to the Company’s pending acquisition of Loyalty Partner proving to be inaccurate; unrealized events impacting the likelihood and timing of the completion of the transaction; the Company’s ability to exploit the assets to be acquired upon consummation of the transaction;
and the Company's ability to execute its acquisition strategy including expanding to other countries, cross-selling and developing new products;

changes affecting the success of our reengineering and other cost control initiatives, which may result in  the company not realizing all or a significant portion of the benefits that we intend;

the actual amount to be spent by the Company on investments in the business, including on marketing, promotion, rewards and cardmember services and certain other operating expenses, which will be based in part on management’s assessment of competitive opportunities and the Company’s performance and the ability to control and manage operating, infrastructure, advertising and promotion expenses as business expands or changes;

the effectiveness of the Company’s risk management policies and procedures, including credit risk relating to consumer debt, liquidity risk in meeting business requirements and operational risks;

changes affecting our ability to accept or maintain deposits due to market demand or regulatory constraints, such as changes in interest rates and regulatory restrictions on our ability to obtain deposit funding or offer competitive interest rates, which could affect our liquidity position and our ability to fund our business; and

factors beyond our control such as fire, power loss, disruptions in telecommunications, severe weather conditions, natural disasters, terrorism, “hackers”
or fraud, which could affect travel-related spending or disrupt our global network systems and ability to process transactions.

A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, its Quarterly Reports on Form 10-Q for the three months ended March 31, June 30, and September 30, 2010, and the Company’s other reports filed with the SEC.

Cautionary Note Regarding Forward-
Looking Statements (cont’d)

Annex 1

($ in millions)

2010

2009

%Inc/(Dec)

GAAP Total Revenues Net of Interest Expense

$27,819

$24,523

13%

Securitization Adjustments:

  Discount revenue, net card fees and other

  NA

331

  Interest income

  NA

3,097

  Securitization income, net

  NA

(400)

  Interest expense

  NA

(244)

Managed Total Revenues Net of Interest
Expense

$27,819

$27,307

2%

Annex 2

*FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars. (e.g., assumes foreign exchange rate used for Q4'10 applies to Q4'09; rate used for Q3’10 applies to Q3’09, etc.)

Billed Business Metrics - Reported & FX Adjusted*

% increase/(decrease) vs. prior year:

Q1'08

Q2'08

Q3'08

Q4'08

Q1'09

Q2'09

Q3'09

Q4'09

Q1'10

Q2'10

Q3'10

Q4'10

Worldwide

Reported

14%

12%

8%

(10%)

(16%)

(16%)

(11%)

8%

16%

16%

14%

15%

FX Adjusted

11%

10%

7%

(5%)

(12%)

(13%)

(9%)

4%

12%

15%

14%

14%

International Business Operations

Reported

27%

26%

17%

(12%)

(19%)

(19%)

(9%)

21%

27%

19%

17%

16%

FX Adjusted

15%

16%

14%

3%

(3%)

(7%)

(3%)

7%

14%

16%

16%

15%

Annex 3

Cardmember Lending

($ in billions, except percentages)

Q1'07

Q2'07

Q3'07

Q4'07

Q1'08

Q2'08

Q3'08

Q4'08

Q1'09

Q2'09

Q3'09

Q4'09

Total Loans

Worldwide Cardmember Lending

Reported (GAAP)

$42.2

$48.2

$50.4

$54.4

$49.4

$49.6

$45.7

$42.2

$36.7

$32.5

$31.5

$32.8

Managed

$63.1

$68.5

$71.9

$77.1

$75.1

$76.5

$75.5

$72.0

$65.0

$62.9

$60.7

$61.8

Net Write-off Rate

Worldwide

Reported (GAAP)

7.4%

Managed

7.3%

USCS

Reported (GAAP)

4.5%

5.8%

6.1%

7.0%

8.5%

10.3%

9.8%

8.0%

Managed

4.3%

5.3%

5.9%

6.7%

8.5%

10.0%

8.9%

7.5%

2006

2007

2008

2009

2010

Total Loans Year Over Year

Reported (GAAP)

Managed

$43.3

$63.5

$54.4

$77.1

$42.4

$72.0

$32.8

$61.8

$60.9

$60.9

Growth Rate vs. Prior Year

Reported (GAAP)

Managed

31%

17%

26%

22%

(22%)

(7%)

(22%)

(14%)

86%

(1%)

Annex 4 (A)

($ in millions, except percentages)

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates related interest expense and capital to its reportable operating segments to more accurately reflect the funding and capital characteristics of the Company's segments. The change to interest allocation impacted the segment’s net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been revised for this change. (B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 19 of the earnings financial tables for a discussion of  GAAP basis information. (C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans. (D) Represents average cardmember loans on a
GAAP or managed basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans. (E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans,and interest expense attributable to other activities, including cardmember receivables. (F) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. (G)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-
securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 19 in the earnings financial tables for a discussion of managed basis information.(H) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP "owned" basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed"
basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 22 of the earnings financial tables.

12/31/08

3/31/09

6/30/09

9/30/09

12/31/09

3/31/10

6/30/10

9/30/10

12/31/10

USCS - Calculation based on 2010 and 2009 GAAP information (B):

Net interest income

$669

$766

$612

$649

$621

$1,221

$1,111

$1,124

$1,122

Average loans (billions)

$33.2

$30.2

$26.5

$23.4

$22.7

$50.5

$49.1

$49.1

$49.8

Adjusted net interest income (C)

$725

$775

$581

$558

$537

$1,246

$1,145

$1,150

$1,143

Adjusted average loans (billions) (D)

$33.3

$30.3

$26.6

$23.5

$22.8

$50.5

$49.2

$49.2

$49.8

Net interest income divided by average loans (E)

8.0%

10.3%

9.3%

11.0%

10.9%

9.8%

9.1%

9.1%

8.9%

Net interest yield on cardmember loans (F)

8.7%

10.4%

8.8%

9.4%

9.4%

10.0%

9.3%

9.3%

9.1%

USCS - Calculation based on 2010 and 2009 managed information (G):

Net interest income (H)

$1,341

$1,569

$1,335

$1,305

$1,292

$1,221

$1,111

$1,124

$1,122

Average loans (billions)

$63.0

$59.1

$55.1

$52.9

$51.8

$50.5

$49.1

$49.1

$49.8

Adjusted net interest income (C)

$1,418

$1,592

$1,343

$1,315

$1,308

$1,246

$1,145

$1,150

$1,143

Adjusted average loans (billions) (D)

$63.1

$59.2

$55.2

$53.0

$51.9

$50.5

$49.2

$49.2

$49.8

Net interest yield on cardmember loans (F)

8.9%

10.9%

9.7%

9.8%

10.0%

10.0%

9.3%

9.3%

9.1%

Quarters Ended

Annex 5

Note: The Company is presenting information on an IBO basis because management believes it presents a useful perspective on the performance of the Company’s international businesses.

*Unallocated Corporate & Other Segment represents Corporate & Other Segment results which are not directly allocable to specific geographic regions.  Examples include costs related to the negative spread earned on excess liquidity and executive office operations. **International represents the sum of the Europe, Middle East and Africa
(EMEA) region, the Japan, Asia/Pacific and Australia (JAPA) region and the Latin America, Caribbean and Canada (LACC) region to be set forth in the geographic operations footnote to the Company’s 2010 consolidated financial statements. ***Due to system limitations related to geographic reporting prior to 2008, the Company is unable to identify the specific nature of the reconciling items related to amounts previously reported in the Company’s financial statements and the IBO basis presentation.
****FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

$ in millions; % increase/(decrease)

2006

2007

2008

2009

2010

GAAP Consolidated Pretax Income

$5,152

$5,694

$3,581

$2,841

$5,964

  Pretax Income from continuing ops - United States

$4,312

$4,984

$3,322

$3,131

$6,112

  Pretax Income from continuing ops - Unallocated Corp & Other Segment*

NA

NA

($527)

($1,162)

($1,527)

  Pretax Income from continuing ops - International**

$840

$710

$786

$872

$1,379

Reconciliation to International Business Operations (IBO) Basis Presentation

  Pretax Income from continuing ops - International**

$840

$710

$786

$872

$1,379

Reconciling Items***

($89)

($3)

    -

    -

    -

  Pretax Income from continuing ops - IBO Basis

$751

$707

$786

$872

$1,379

FX Adjustment****

$67

$16

($70)

$24

  NA

Pretax Income from continuing ops - IBO Basis FX Adjusted

$818

$723

$716

$896

$1,379

PTI Growth IBO Basis FX Adj.

(12%)

(1%)

25%

54%

PTI Growth IBO Basis

(6%)

11%

11%

58%

PTI Growth International

(15%)

11%

11%

58%

PTI Growth Consolidated

11%

(37%)

(21%)

110%

PTI CAGR 2006 to 2010 IBO Basis FX Adj.

14%

PTI CAGR 2006 to 2010 IBO Basis

16%

PTI CAGR 2006 to 2010 International

13%

PTI CAGR 2006 to 2010 Consolidated

4%

Annex 6

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

Billed Business Metrics - Reported & FX Adjusted*

$ in billions, % increase/(decrease) vs. prior year:

2006

2007

2008

2009

2010

International Business Operations

Reported

154.7

$

188.0

$

212.2

$

196.1

$

234.0

$

FX Adjusted

163.3

$

185.6

$

205.8

$

202.7

$

234.0

$

Reported

22%

13%

(8%)

19%

FX Adjusted

14%

11%

(2%)

15%

CAGR 2006-2010 - Reported

11%

CAGR 2006-2010 - FX Adjusted

9%

"Growth Markets"

Reported

30.3

$

30.5

$

39.2

$

FX Adjusted

28.7

$

32.8

$

39.2

$

CAGR 2008-2010 - Reported

14%

CAGR 2008-2010 - FX Adjusted

17%

Annex 7

Note: The Company is presenting information on an IBO basis because management believes it presents a useful perspective on the performance of the Company’s international businesses.

*Unallocated Corporate & Other Segment represents Corporate & Other Segment results which are not directly allocable to specific geographic regions.  Examples include costs related to the negative spread earned on excess liquidity and executive office operations. **International represents the sum of the Europe, Middle East and Africa
(EMEA) region, the Japan, Asia/Pacific and Australia (JAPA) region and the Latin America, Caribbean and Canada (LACC) region to be set forth in the geographic operations footnote to the Company’s 2010 consolidated financial statements. ***FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

$ in millions; % increase/(decrease)

Revenues net of Interest Expense

2008

2009

2010

GAAP Consolidated Revenues net of Interest Expense

$28,365

$24,523

$27,819

  Revenues net of Interest Expense - United States

$19,792

$17,489

$20,246

  Revenues net of Interest Expense - Unallocated Corp & Other Segment*

($45)

($861)

($874)

  Revenues net of Interest Expense - International**

$8,618

$7,895

$8,447

Reconciliation to International Business Operations (IBO) Basis Presentation

  Revenues net of Interest Expense - International**

$8,618

$7,895

$8,447

Reconciling Items

    -

    -

    -

  Revenues net of Interest Expense - IBO Basis

$8,618

$7,895

$8,447

FX Adjustment***

($321)

$272

NA

Revenues net of Interest Expense - IBO Basis FX Adjusted

$8,297

$8,167

$8,448

Revenue net of Interest Growth - IBO Basis FX Adj.

(2%)

3%

Revenue net of Interest Growth - IBO Basis

(8%)

7%

Revenue net of Interest Growth - International

(8%)

7%

Revenue net of Interest Growth - Consolidated

(14%)

13%

Annex 8

Note: The Company is presenting information on an IBO basis because management believes it presents a useful perspective on the performance of the Company’s international businesses.

*Unallocated Corporate & Other Segment represents Corporate & Other Segment results which are not directly allocable to specific geographic regions.  Examples include costs related to the negative spread earned on excess liquidity and executive office operations. **International represents the sum of the Europe, Middle East and Africa
(EMEA) region, the Japan, Asia/Pacific and Australia (JAPA) region and the Latin America, Caribbean and Canada (LACC) region to be set forth in the geographic operations footnote to the Company’s 2010 consolidated financial statements. ***FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

$ in millions; % increase/(decrease)

2008

2009

2010

GAAP Consolidated Operating Expenses

$11,625

$9,902

$11,004

  Operating Expenses - United States

$6,266

$5,468

$5,860

  Operating Expenses - Unallocated Corp & Other Segment*

$482

$301

$653

  Operating Expenses - International**

$4,877

$4,132

$4,491

Reconciliation to International Business Operations (IBO) Basis Presentation

  Operating Expenses - International**

$4,877

$4,132

$4,491

Reconciling Items

    -

    -

    -

Operating Expenses - IBO Basis

$4,877

$4,132

$4,491

FX Adjustment***

$191

($85)

NA

Operating Expenses - IBO Basis FX Adjusted

$4,687

$4,218

$4,491

Operating Expenses Growth - IBO Basis FX Adj.

(10%)

6%

Operating Expenses Growth - IBO Basis

(15%)

9%

Operating Expenses Growth - International

(15%)

9%

Operating Expenses Growth - Consolidated

(15%)

11%

Operating Expenses (Salaries & Benefits, Professional Services, Occupancy & Equipment, Communications &

Other, Net)

Annex 9

International Card Services Loans, FX Adjusted*

($ in billions, except percentages)

2008

2009

2010

Total Loans

Reported

$9.5

$9.2

$9.3

FX Adjusted

$10.7

$9.6

$9.3

Growth Rates vs. Prior Year

Reported

(3%)

1%

FX Adjusted

(10%)

(3%)

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

Annex 10

Note: The Company is presenting information on an IBO basis because management believes it presents a useful perspective on the performance of the Company’s international businesses.

*Unallocated Corporate & Other Segment represents Corporate & Other Segment results which are not directly allocable to specific geographic regions.  Examples include costs related to the negative spread earned on excess liquidity and executive office operations. **International represents the sum of the Europe, Middle East and Africa
(EMEA) region, the Japan, Asia/Pacific and Australia (JAPA) region and the Latin America, Caribbean and Canada (LACC) region to be set forth in the geographic operations footnote to the Company’s 2010 consolidated financial statements. ***FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

$ in millions; % increase/(decrease)

2008

2010

2008

2010

2008

2010

2008

2010

2008

2010

2008

2010

2008

2010

Pretax Income

$3,581

$5,964

$3,322

$6,112

($527)

($1,527)

$786

$1,379

$373

$572

$122

$304

$291

$503

Reconciling Items

    -

    -

    -

    -

    -

    -

    -

    -

Pretax Income - IBO Basis

$786

$1,379

$373

$572

$122

$304

$291

$503

FX Adjustment***

($70)

  NA

($46)

  NA

$1

  NA

($25)

  NA

Pretax Income - IBO Basis FX Adjusted

$716

$1,379

$327

$572

$123

$304

$266

$503

Pretax Income 2008 to 2010 CAGR - IBO Basis FX Adj

39%

32%

57%

37%

Pretax Income 2008 to 2010 CAGR - IBO Basis

32%

24%

58%

31%

Pretax Income 2008 to 2010 CAGR - Consolidated

29%

Provision for Loss by Region

2010

2010

2010

2010

2010

2010

2010

Provision for Losses

$2,207

$1,740

-

$468

$134

$148

$186

Reconciling Items

-

-

-

-

Provisions for Losses - IBO Basis

$464

$132

$147

$186

Europe, Middle East &

Africa

Japan, Asia/Pacific,

Australia

Latin America, Caribbean

& Canada

International**

GAAP Consolidated

United States

Unallocated Corporate

Segment*

GAAP Consolidated

United States

Unallocated Corporate

Segment*

International**

Latin America, Caribbean

& Canada

Japan, Asia/Pacific,

Australia

Europe, Middle East &

Africa

Supplemental Annex

Average Fee Per Card on Consolidated Basis – GAAP & Adjusted *

2010

Average Fee Per Card (GAAP)

$38

Average Fee Per Card (Adjusted)

$41

* Average fee per card is computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $220 million for the year ended December 31, 2010 on a consolidated basis.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was
$207 million for the year ended December 31, 2010 on a consolidated basis.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

American Express Company
Financial Community
Meeting

Presentation of Kenneth Chenault

Chairman and Chief Executive Officer

February 9, 2011

Success in 2010

Investing in Transformation

AXP: The International Story

Q & A

Agenda

Historical Financial
Performance

*Net income, including results from discontinued operations, was $3.7B for 2006, down 1% vs. the prior year, $4.0B for 2007, up 8%; $2.7B for 2008, down 33%; $2.1B for 2009, down 21%, and $4.1 for 2010, up 90%.  **Attributable to common shareholders.  Excludes preferred share dividends and earnings allocated to participating share awards.
Diluted EPS  on a net income basis was $2.99 in 2006, $3.34 in 2007, $2.32  in 2008, $1.54 in 2009 and $3.35 for 2010. †See Annex  1 for a reconciliation to GAAP basis.

Total Revenues Net of Interest
Expense

Income from Continuing
Operations*

Growth vs. Prior Year

Growth vs. Prior Year

($ in billions)

Return on Average Common
Equity

3%

$28.4

(30%)

$2.9

22%

11%

$27.6

14%

$4.1

11%

$24.8

18%

$3.6

35%

37%

Diluted EPS from Continuing
Ops**

Growth vs. Prior Year (Managed)

†

(14%)

$24.5

(26%)

$2.1

14%

13%

$27.8

90%

$4.1

27%

2%

$2.47

$3.44

$2.93

$1.54

$3.35

Historical Metric Trends

Mgd. Cardmember
Loans***

Credit Performance

Avg. Basic
Cardmember
Spending**

Total Cards In
Force

*Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. **Computed from proprietary card activities only. ***Managed basis includes non-securitized and securitized loans.  On a GAAP basis, loan growth increased/(decreased) by 31% in 2006, 26% in 2007, (22%) in 2008, (22%) in 2009 and 86% for 2010.  See Annex 3 for reported basis.

Billed Business*

%
increase/(decrease
) vs. prior year:

$161

$141

$138

$61

$61

$45

Citi*

BofA***

JPM**

Cap One

AXP

Discover

$342

$313

$213

$107

$93

$713

AXP

Citi*

JPM**

BofA***

Cap One

Discover

Full Year 2010 Relative
Performance

Growth
vs. PY

15%

(5%)

6%

3%

5%

6%

*Includes Citi-Branded Cards and Citi Holdings Retail Partners North America Cards.  **Includes the impact of the Washington Mutual acquisition.  Reported billings shown above reflects sales volume, which excludes balance transfers. ***Credit Card, includes US consumer and foreign credit card.  †Global Card.  ††Fiscal year ends November 30.
Billed business is credit card sales volume; disclosed total credit card volume was $99B for full year 2010 ended 11/30/10 and increased 3%. ‡On a GAAP basis, loans increased 86%, which reflects the consolidation of off-balance sheet assets.  See Annex 3 for reported basis.

Growth
vs. PY

(10%)

(12%)

(16%)

(10%)

(1%)

(5%)

($ in billions)

($ in billions)

‡

†

††

†

††

Mgd.

% increase/(decrease) vs. prior year:

Billings Growth – U.S.

*AXP includes credit and charge, excludes debit & cash. **Includes credit and charge only, but excludes debit and cash. ***Includes credit, charge and debit, but excludes cash.

(20%)

(15%)

(10%)

(5%)

0%

5%

10%

15%

20%

Q1'08

Q3'08

Q1'09

Q3'09

Q1'10

Q3'10

AXP*

MasterCard/Visa - Credit & Charge Volume**

MasterCard/Visa - Total Payment Volume***

Q4’10

19.9%

20.6%

19.9%

19.5%

20.4%

21.2%

22.2%

23.0%

23.7%

24.0%

23.8%

25%+ (Est.)

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010**

General Purpose Charge and Credit*

AXP Share of U.S. Purchase
Volume

Source: The Nilson Report.  *Excludes cash advances. **Internal estimate of 2010 AXP share of U.S. Purchase Volume based on publicly disclosed AXP results for 2010 and  projections of Discover, MasterCard and Visa U.S. Purchase Volume provided by a consulting firm.

Billings Growth – Global

 †FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into US dollars.  (e.g., assumes foreign exchange rate used for Q4'10 applies to Q4'09 and rate used for Q3'10 applies to Q3'09, etc.) *AXP includes credit and charge, excludes debit and cash.  See Annex 2 for reported basis. **Includes credit and charge only, but excludes debit and cash. ***Includes credit, charge and debit, but excludes cash.

(20%)

(15%)

(10%)

(5%)

0%

5%

10%

15%

20%

Q1 '08

Q3'08

Q1'09

Q3'09

Q1'10

Q3'10

AXP*

MasterCard/Visa - Credit & Charge Volume**

MasterCard/Visa - Total Payment Volume***

FX adjusted† % increase/(decrease) vs. prior year:

Q4’10

77.078

57.2

$0

$20

$40

$60

$80

Q1'07

Q3'07

Q1'08

Q3'08

Q1'09

Q3'09

Q1'10

Q3'10

AXP Worldwide Managed Loans

See Annex 3 for loans on a GAAP basis for periods prior to 2010.

($ in billions)

Q4’10

February
implementation
of the CARD Act

Increased
Cost of Funds
due to spike in
October 1M
LIBOR rate

Repriced additional
segments of US
lending portfolio

Loss of revenue due
to August CARD Act
implementation

Impact of
Collections
Strategy

Lower revolve
rate

Improved Cost of
Funds due to
LIBOR reversion

Re-priced 55% of
US Lending
Portfolio

First full quarter
impact of Feb.
CARD Act
implementation

Cardmember
behavior

8.9%

10.9%

9.7%

9.8%

10.0%

10.0%

9.3%

9.3%

9.1%

Q4 '08

Q1 '09

Q2 '09

Q3 '09

Q4 '09

Q1'10

Q2'10

Q3'10

Q4'10

USCS Net Interest Yield
Managed Cardmember Loans

See Annex 4 for reconciliation of net interest income divided by average loans, a GAAP measure, and net interest yield, a non-GAAP measure.

*See Annex 3 for GAAP basis for Q4’09.  **Fiscal year ends November 30. US Card.  *** Includes the impact of the Washington Mutual acquisition.  †Global
Card.  ††Credit Card, includes US consumer and foreign credit card.  ‡Citi-Branded Cards.

AXP Lending Managed Net Write-off
Rates versus Competitors

11.8%

10.3%

10.0%

7.3%

8.8%

9.3%

9.6%

11.9%

9.3%

9.0%

12.2%

4.3%

7.0%

7.9%

7.2%

8.2%

7.8%

AXP

Discover

JPMorgan

Cap One

Bank of

America

Citi

Q4'0
9

Q4'1
0

††

†

***

**

*

‡

Success in 2010

Investing in Transformation

AXP: The International Story

Q & A

Agenda

2010 Investment Priorities

Focus on premium customers

Charge Card

Co-Brands

Drive network growth

Coverage / brand awareness

GNS partner volume

Alternative payments

Drive new revenues by leveraging
our unique business model

Total Expenses: A Year of
Investment

16.4

19.6

0.6

0.2

0.4

0.3

1.0

0.7

2009 Total

Expenses

Charge &

Premium

Lending*

Merchant

& GNS**

Fee Based

Revenue/Alt

Payments†

Brand

Investment

Cardmember

Rewards

Other††

2010 Total

Expenses

$ in billions; change in 2010 total expenses vs.
2009:

*Includes expenses related to acquisition, loyalty and cardmember sales force. **Includes sales force, marketing & promotion costs and other operating costs related to GNS.
†Includes operating costs of LoyaltyEdge, Business Insights and Serve Enterprise (formerly Revolution Money), as well as variable technology investments. † †Consists of other expenses not directly related to these defined investment categories.

Global Proprietary

New Cards and First Year Spend
Acquired

*First Year Spend reflects the first 12 months of spending for a new card acquired.  For future periods, internal estimates have been used, i.e. new cards acquired in June’10 include 6 months of actual spend and 6 months of internally forecasted spend.

2009

2010

Charge

Co-Brand

Prop Lending

15%

4%

11%

YOY Growth

23%

20%

38%

YOY Growth

FY'2009

FY'2010

Global Coverage Expansion

Expanding Acceptance and Growing Spend

December ‘10 YTD vs. December ‘09
YTD

New Signings

New Booked
Charge
Volume

Global:

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

$100

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

Global Network Services
Billed Business

CAGR 1999-2010:

($ in
billions)

2010 Investment Priorities

Focus on premium customers

Charge Card

Co-Brands

Drive network growth

Coverage / brand awareness

GNS partner volume

Alternative payments

Drive new revenues by leveraging
our unique business model

Fee Based Revenue

Registered Card

Strategic Acquisitions*

*The Loyalty Partner acquisition is expected to close in the first quarter of 2011, subject to regulatory approval.

2010 Investment Priorities

Focus on premium customers

Charge Card

Co-Brands

Drive network growth

Coverage / brand awareness

GNS partner volume

Alternative payments

Drive new revenues by leveraging
our unique business model

Growth Drivers

Drive greater value to merchant base

Expand customer segment penetration

Accelerate International growth across
businesses

Achieve significant progress within Enterprise
Growth

Increase share of online spend and enhance
digital experience

For the Moderate to Long-term:

Insights and
Information

Services to

Improve Merchant

Efficiencies

High Spending

Cardmembers

Services to

Drive Merchant
Revenues

Drive Greater Merchant Value

Sources of Value

Penetrate New Customer Segments

Minorities

Under 35

Women

Prospect Segments

Cardmember
Base

Accelerate International Growth

New Payment Options

Diversity

Multiple Models

Global Player

Enterprise Growth Business Units

Online and Mobile

Emerging Payments and

New Ventures

Global Payment Options

Fee Based Services

Growth Drivers

Drive greater value to Merchant base

Expand customer segment penetration

Accelerate International growth across
businesses

Achieve significant progress within Enterprise
Growth

Increase share of online spend and enhance
digital experience

For the Moderate to Long-term:

2009

2010

AXP Online Spend* – Global

$100B
+

*Primarily includes spending at pure online merchants and spending through known online channels for merchants with both online and offline presence. Also includes an estimate of online spend for merchants in industries where external and internal benchmarks around online spend are available.

Estimated
Spending:

Nov-Dec 2009

Nov-Dec 2010

AXP Online Holiday Spend*

Nov-Dec 2009

Nov-Dec 2010

Estimated
Spending:

*Primarily includes spending at pure online merchants and spending through known online channels for merchants with both online and offline presence. Also includes an estimate of online spend for merchants in industries where external and internal benchmarks around online spend are available.

2009

2010

AXP Online Spend* – Global

$100B
+

Estimated
Spending:

*Primarily includes spending at pure online merchants and spending through known online channels for merchants with both online and offline presence. Also includes an estimate of online spend for merchants in industries where external and internal benchmarks around online spend are available.

AXP vs. PayPal – Global

$100B+

$92B

2010

AXP

PayPal*

*

$156

$63

2010

*Primarily includes spending at pure online merchants and spending through known online channels for merchants with both online and offline presence. Also includes an estimate of online spend for merchants in industries where external and internal benchmarks around online spend are available. **Source: company reports.

63%

70%

2009

2010

Offline

Online

Membership Rewards –
U.S. Online Point Redemptions

Membership Rewards:
A Virtual Currency

Small Business Solutions

Launched 2009

All-in-one online
invoicing and
payment
acceptance
solution

Launched 2010

Online tool to
compare and
purchase
commercial
insurance more
effectively

Launched 2010

Online solution to
manage search
engine marketing

OPEN Business Apps:

Small Business – OPEN Forum

SCORE Speed
Coaching

August 10, Orange County,
CA

Connecting
Cardmembers to
share insights and
build relationships

A community designed to help
small businesses grow

Corporations  – Product
Evolution

B2B Payment
Solutions

Corporate Card
Programs

Global Business Travel

Corporate Purchasing
Card

Buyer Initiated Payments

vPayment

Integrated Online
Expense Management

Growth Drivers

Drive greater value to Merchant base

Expand customer segment penetration

Accelerate International growth across
businesses

Achieve significant progress within Enterprise
Growth

Increase share of online spend and enhance
digital experience

For the Moderate to Long-term:

Profile: U.S. Online
Cardmembers

Household

Income

Under 35

Higher

Average
Spend

Online
Spending

Lower Credit
Losses

Enrollment in
Online
Servicing

Growth Drivers

Drive greater value to Merchant base

Expand customer segment penetration

Accelerate International growth across
businesses

Achieve significant progress within Enterprise
Growth

Increase share of online spend and enhance
digital experience

For the Moderate to Long-term:

Success in 2010

Investing in Transformation

AXP: The International Story

Q & A

Agenda

American Express
Company
Financial Community
Meeting

Presentation of Doug Buckminster

President, International Consumer Card and Small
Business Services

February 9, 2011

Large and diverse footprint

Differentiated assets and capabilities

Flexibility to meet market conditions

Delivering strong growth

Accelerate momentum with growth
opportunities

Commitment to win a larger share of
International for AXP

AXP: The International Story

AXP Footprint in International

Performance in International

Growth Going Forward

Agenda

AXP International
Across the Payments Landscape

Note:  The trademarks, logos and service marks used on this slide and throughout this presentation are the property of their respective owners.

AXP Top Ten Markets by Billings, 2010

Global Presence: Over 130
Markets

AXP International
Markets

$0.0

$0.5

$1.0

$1.5

2006

2007

2008

2009

2010

International Business Operations*
Business Growth

$0

$50

$100

$150

$200

$250

2006

2007

2008

2009

2010

$ in billions, FX
Adjusted**:

CAGR 2006-2010:

CAGR 2006-2010:

Growth
vs. PY

(12%
)

(1%
)

25
%

54%

Growth
vs. PY

14%

11%

(2%
)

15
%

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. See Annex 5 for a reconciliation to the geographic operations footnote to be set forth in the Company’s 2010 consolidated financial statements. **FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. See Annex 6 for billed business reported basis.

Strong Network of
Relationships

Partnership Excellence

Strong Network of
Relationships

Brand

Loyalty
Marketing

Marketing
Analytics

Co-branding

Unique Capabilities and Assets

Relationship
Management

Customer
Service

Partnership
Management

Risk
Management

New Product
Development

Global
Platforms

AXP Footprint in International

Performance in International

Growth Going Forward

Agenda

International Business Operations*
Financial Performance

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. See Annex 5, 7 and 8 for a reconciliation to the geographic operations footnote to be set forth in the Company’s 2010 consolidated financial statements.  **FX adjusted information assumes the average exchange rate in
2010 applies to all prior periods for purposes of currency translation into U.S. dollars.

$4.7

$4.2

$4.5

2008

2009

2010

$0.7

$0.9

$

1.4

2008

2009

2010

$8.3

$8.2

$8.4

2008

2009

2010

($ in billions, FX
Adj.**)

(2%
)

3%

Growth
vs. PY

(10%
)

6%

25%

54
%

International Business Operations*
Cards in Force and Billed Business

$0

$50

$100

$150

$200

$250

2006

2007

2008

2009

2010

$ in billions, FX Adj.**

Growth
vs. PY

14%

11%

(2%)

15%

0

10

20

30

40

50

2006

2007

2008

2009

2010

Growth
vs. PY

14%

13%

2%

8%

millions

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. ** FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. See Annex 6 for billed business reported basis.

(20%)

(10%)

0%

10%

20%

Q1'08

Q3'08

Q1'09

Q3'09

Q1'10

Q3'10

International Business Operations (FX Adj.**)

U.S.

International Business Operations*
Billings Growth vs. U.S.

% increase/decrease vs. prior year:

Q4’10

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. **FX adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars. (e.g., assumes foreign exchange rate used for Q4’10 applies to Q4’09; the rate used for Q3’10 applies to Q3’09, etc.).  See Annex 2 for reported basis.

$10.7

$9.6

$9.3

$0.0

$4.0

$8.0

$12.0

2008

2009

2010

International Card Services
Segment

$ in billions

Growth
vs. PY

(10%
)

(3%)

Canada

$2.5B

Australi
a

$2.1B

UK

$1.8B

Other

$1.9B

Mexico

$1.0B

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. See
Annex 9 for reported basis.

International Card Services
Segment

0%

2%

4%

6%

8%

10%

12%

Q1 '08

Q3'08

Q1 '09

Q3'09

Q1 '10

Q3'10

ICS

USCS Managed*

*See Annex 3 for a reconciliation to GAAP basis for periods prior to 2010.

Q4’10

International and US:
Similarities

High Spending Customer base

Strong Credit Quality

Strong Co-Brand Practice

Strong Digital Engagement

International and US: Differences

Spend Velocity

Outbound Spend

Average Fee
Per Card
(Adj.)*

7x

5x

19%

2%

$68

$36

*Average fee per card is computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. On a consolidated basis, the average fee per card and average fee per card (adjusted) for 2010 was $38 and $41, respectively. The card fees related to cardmember loans included in interest and fees on loans were  $220 million for the year ended December 31, 2010 on a consolidated basis. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $207 million for the years ended December 31, 2010 on a consolidated basis.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.  See the Supplemental Annex for GAAP basis.

FY’ 2010

International Business Operations*
Regional Overview

Billed Business ($ in B)

Card in Force (in MM)

CAGR 2008-2010

CAGR 2008-2010

1%

$87.7

2%

14.2

12%

$85.5

13%

14.1

7%

$60.5

1%

13.8

IBO Pre-Tax Income ($ in MM)

CAGR 2008-2010

32%

$572

57%

$304

37%

$503

IBO Pre-Tax Income/Billed
Business

65bps

36bps

83bps

IBO Provision as % of Billed Business

15bps

17bps

31bps

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. See Annex 10 for a reconciliation to the geographic operations footnote to be set forth in the Company’s 2010 consolidated financial statements.  **FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. On a reported basis, the billed business CAGR for 2008-2010 was (4%) for EMEA, 16% for JAPA and 6% for LACC.

FY’2010, FX
Adjusted**

Growth Markets

“Growth Markets“ include BRIC plus Turkey, Mexico, Indonesia and South
Korea

8.4

8.6

10.2

2008

2009

2010

International Business Operations*
Growth Market Performance

“Growth Markets“ include BRIC plus Turkey, Mexico, Indonesia and South
Korea

$203

$162

$318

2008

2009

2010

$28.7

$32.8

$39.2

2008

2009

2010

$ in
billions,
FX Adj.**

In millions

$ in
millions,
FX Adj.**

*International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. See Annex 5 for information relating to the geographic footnote to be set forth in the Company’s 2010 consolidated financial statements. **FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. See Annex 6 for billed business on a reported basis.

Flexible, Multi-Model Approach

Attractive Stable Margins

Large Affluent Segment

Strong Credit Bureau

Financial Institution Loyalty

Co-Brand Availability

Merchant Value

Mexico: High Growth
Proprietary Market

Highly Profitable

High Share of Spend

Strong Brand, Relevance

2006-10
CAGR,

FX Adj*:

(1%)

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. The CAGR for 2006 – 2010 for billed business for Mexico was 8% on a reported basis. **International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. Due to system limitations related to geographic reporting prior to 2008, the Company is unable to identify the specific nature of the reconciling items relating to amounts previously reported in the Company’s financial statements and the IBO basis presentation. See Annex 5 and 10 for information relating to the geographic footnote to be set forth in the Company’s 2010 consolidated financial statements.

Australia: GNS and Proprietary

Large Affluent Segment

Strong Bank Concentration

2006-10
CAGR,

FX Adj*:

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. The CAGR for 2006 – 2010 for billed business for Australia was 16% on a reported basis. **International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. Due to system limitations related to geographic reporting prior to 2008, the
Company is unable to identify the specific nature of the reconciling items relating to amounts previously reported in the Company’s financial statements and the IBO basis presentation. See Annex 5 and 10 for information relating to the geographic footnote to be set forth in the Company’s 2010 consolidated financial statements.

Brazil: Partnering for Growth

Strong bank distribution
– card & merchant

Relatively volatile
market

10%

Jul ‘05-Jun ’10*
CAGR,

FX Adj*:

*FX adjusted information assumes the average exchange rate in 2010 applies to all prior periods for purposes of currency translation into U.S. dollars. The CAGR for Jul’05-Jun’10 for billed business for Brazil was 18% on a reported basis. **International Business Operations (IBO) includes the ICS segment and the international portions of the GNMS and GCS segments. Due to system limitations related to geographic reporting prior to 2008, the
Company is unable to identify the specific nature of the reconciling items relating to amounts previously reported in the Company’s financial statements and the IBO basis presentation. See Annex 5 and 10 for information relating to the geographic footnote to be set forth in the Company’s 2010 consolidated financial statements.

AXP Footprint in International

Performance in International

Growth Going Forward

Agenda

Growing International

Partnerships

Loyalty

New Segments

Alternative Payments

Growing International

Coverage & Utilization

Loyalty

Alternative Payments

Digital

Partnerships

New Segments

Fee Based Offerings

&

Small Business Services

Dental Industry – Japan

2008

2009

2010

X

3X

12X

2008

2009

2010

4.2K

0.3K

Growth Through Partners

Help partners address high-end
segment through our unique expertise.

Increase size of business through
existing Bank and co-brand partners.

Expanding Merchant Coverage

Launched Sept 2010

Launched June 2010

Launched Nov 2010

Digitize the Business

In addition to meeting evolving customer needs, our
advancements in digital engagement create cost and
revenue opportunity.

Online Card Acquisition

Mobile Card Apps and
electronic wallet

Online Spend

Paperless statements

Online Servicing

Online Remittances

Deliver quality
service  online

Provide channel of
choice for
Customers

1.

Strengthen value and price for
value

2.

Innovative products for current
base

3.

Add new sources of revenue

Fee Revenue Mix

21%

35%

44%

Net Card Fees & Other Revenue

Discount Revenue

Net Interest
Income

Why Loyalty Services?

Coalition Loyalty Structure

Consolidate loyalty
programs

More earn
opportunities

Access to valuable
discounts and
offers

Gain new
customers

Higher consumer
spend

Increased loyalty /
reduced churn

Build relationships
with large
customer pool

Access to rich data

Facilitate
commerce across
coalition

Loyalty Partner Synergies

Creating value through:

Card Distribution

New Card Products

Membership Rewards

Online and digital
channels

Location-based offers

New Markets

Add 100M
Consumers

Large and diverse footprint

Differentiated assets and capabilities

Flexibility to meet market conditions

Delivering strong growth

Accelerate momentum with growth
opportunities

Commitment to win a larger share of
International for AXP

AXP: The International Story